                        FIRST AMENDMENT TO LOAN AGREEMENT

        This FIRST AMENDMENT TO LOAN AGREEMENT (hereinafter, the "First Amendment") is dated as of June 16th, 2004, by and among FLEET NATIONAL BANK, a national banking association having an address at 100 Federal Street, Boston, Massachusetts 02110, as Administrative Agent (hereinafter, the "Administrative Agent"), FLEET NATIONAL BANK, COMMERZBANK AG NEW YORK BRANCH, a lending institution having an address at 2 World Financial Center, New York, New York 10281, PB CAPITAL CORPORATION, a lending institution having an address at 590 Madison Avenue, New York, New York 10022, MANUFACTURERS AND TRADERS TRUST COMPANY, a lending institution having an address at One M & T Plaza, Buffalo, New York 14240, SOVEREIGN BANK, a lending institution having an address at 75 State Street, Boston, Massachusetts 02109, RAYMOND JAMES BANK, FSB, a lending institution having an address at 710 Carillon Parkway, St. Petersburg, Florida 33716, CITIZENS BANK, a lending institution having an address at 3025 Chemical Road 194-0245, Suite 245, Plymouth Meeting, Pennsylvania 19462, and the other lending institutions which are or may hereafter become parties to the Loan Agreement (as defined below), as the Lenders (collectively, the "Lenders"), and CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership having an address at 44 South Bayles Avenue, Port Washington, New York 11050, as the Borrower (hereinafter, the "Borrower").

        All capitalized terms not otherwise defined herein shall have the same meaning ascribed to such terms and set forth under the Loan Agreement.

                                   BACKGROUND

        WHEREAS, the Administrative Agent, Lenders and Borrower have entered into a certain loan arrangement (hereinafter, the "Loan Arrangement") evidenced by, among other documents, instruments and agreements, that certain Loan Agreement dated as of January 30, 2004 (hereinafter, the "Loan Agreement'), and those certain promissory notes dated as of January 30, 2004 executed by the Borrower in favor of the Lenders in the original aggregate principal amount of $100,000,000.00 (hereinafter, individually and collectively, the "Note"); and

        WHEREAS, the Administrative Agent, Lenders and Borrower have agreed to amend the Loan Agreement as more particularly set forth herein.

        Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Administrative Agent, Lenders and Borrower as follows:

        1. Section 7.24 of the Loan Agreement is hereby deleted in its entirety and shall be replaced with the following:

                        "7.24 Variable Rate Debt. The aggregate Pro Rata amount
                of the Debt (including the Loan) of the Consolidated CSC Entities and the Unconsolidated CSC Entities which is Variable Rate Indebtedness shall not exceed fifty percent (50%) of the Pro Rata amount of such total Debt."

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        2.      Exhibit B-1 to the Loan Agreement is hereby deleted in its entirety and shall be replaced with the Exhibit B-1 attached hereto as Exhibit A.

        3. Exhibit G to the Loan Agreement is hereby deleted in its entirety and shall be replaced with the Exhibit G attached hereto as Exhibit B.

        4. The Borrower hereby ratifies, confirms, and reaffirms all of the terms and conditions of the Loan Agreement, and all of the other documents, instruments, and agreements evidencing the Loan Arrangement including, without limitation, the Note. The Borrower further acknowledges and agrees that all of the terms and conditions of the Loan Arrangement shall remain in full force and effect except as expressly provided in this First Amendment.

        5. Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

        6. This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this First Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

        7. The Loan Agreement, as amended by this First Amendment, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written communications.

             [The balance of this page is intentionally left blank]

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        IN WITNESS WHEREOF, this First Amendment has been executed as a sealed instrument as of the date first set forth above.

                                   BORROWER:

                                   CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership

                                   By:    Cedar Shopping Centers, Inc.,
                                          its general partner

                                          By:    /s/ Brenda J. Walker
                                                 --------------------
                                          Name:  Brenda J. Walker
                                          Title: Vice President

                                   ADMINISTRATIVE AGENT:

                                   FLEET NATIONAL BANK

                                   By:    /s/ Patrick W. Galley
                                          ---------------------
                                   Name:  Patrick W. Galley
                                   Title: Vice President

                                   LENDERS:

                                   FLEET NATIONAL BANK

                                   By:    /s/ Patrick W. Galley
                                          ---------------------
                                   Name:  Patrick W. Galley
                                   Title: Vice President

                                   COMMERZBANK AG NEW YORK BRANCH

                                   By:    /s/ Steve Rosamilia
                                          -------------------
                                   Name:  Steve Rosamilia
                                   Title: Vice President

                                   By:    /s/ Kerstin Micke
                                          -----------------
                                   Name:  Kerstin Micke
                                   Title: Assistant Treasurer

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                                   PB CAPITAL CORPORATION

                                   By:    /s/  Perry Forman   /s/ George S. Arau
                                          -----------------   ------------------
                                   Name:  Perry Forman         George S. Arau
                                   Title: Vice President        Associate

                                   MANUFACTURES AND TRADERS TRUST COMPANY

                                   By:    /s/ Peter J. Ostrowski
                                          ----------------------
                                   Name:  Peter J. Ostrowski
                                   Title: Assistant Vice President

                                   SOVEREIGN BANK

                                   By:    /s/ T. Gregory Donohue
                                          ----------------------
                                   Name:  T. Gregory Donohue
                                   Title: Senior Vice President

                                   RAYMOND JAMES BANK, FSB

                                   By:    /s/ William C. Beiler
                                          ---------------------
                                   Name:  William C. Beiler
                                   Title: Executive VP, Chief Credit Officer

                                   CITIZENS BANK

                                   By:    /s/ Robert L. Schopf
                                          --------------------
                                   Name:  Robert L. Schopf
                                   Title: Vice President

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